                                                                    EXHIBIT 99.1

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---------------------------------TO VOTE BY MAIL--------------------------------
To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

------------------------------TO VOTE BY TELEPHONE------------------------------
Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
  1. Read the accompanying Proxy Statement.
  2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions
  3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by Internet must be submitted prior to midnight Central Time, September 20, 1999. Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

     If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail.

-------------------------------TO VOTE BY INTERNET------------------------------
Your internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
  1. Read the accompanying Proxy Statement.
  2. Visit our Internet voting Site at http://www.eproxyvote.com/ist-mhkcm/ and follow the instruction of the screen.
  3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.
Please note that all votes cast by Internet must be submitted prior to midnight Central Time, September 20, 1999. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
This is a "secured" web page site. Your software and/or internet provider must be "enabled" to access this site. Please call your software or internet provider for further information.

     If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail.

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                    REVOCABLE PROXY MAHASKA INVESTMENT COMPANY
                    ------------------------------------------------------------
                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned as a shareholder of record on August 11, 1999 hereby appoints Charles S. Howard and David A. Meinert as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Mahaska Investment Company which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 22,1999, or any adjournment thereof.
                    ------------------------------------------------------------

                    Proposal 1 - Agreement and plan of merger by and between Mahaska Investment Company and Midwest Bancshares, Inc.
                                 [  ] For
                                 [  ] Against
                                 [  ] Abstain

                                  (to be signed on the other side)
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                           THE DIRECTORS AND OFFICERS
                          OF MAHASKA INVESTMENT COMPANY
                        CORDIALLY INVITE YOU TO ATTEND A
                         SPECIAL MEETING OF STOCKHOLDERS
                  WEDNESDAY, SEPTEMBER 22, 1999, 10:00 A.M. CDT
                              ELMHURST COUNTRY CLUB
                             2214 SOUTH 11TH STREET
                               OSKALOOSA, IA 52577

   You can vote in one of three ways: 1) By Mail, 2) By phone, 3) By Internet.
              See the reverse side of this sheet for instructions.
IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606


                                                     DETACH ATTENDANCE CARD HERE
DETACH PROXY CARD HERE                                 AND MAIL WITH PROXY CARD
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                                                      MAHASKA INVESTMENT COMPANY

THIS PROXY WHEN PROPERLY EXECUTED WILL      If you plan to personally attend the
BE VOTED IN THE MANNER DIRECTED HEREIN      Special Meeting of Shareholders on
BY THE UNDERSIGNED SHAREHOLDER. IF NO       September 22, 1999, please check the
DIRECTION IS MADE, THIS PROXY WILL BE       box and list the names of attendees
VOTED FOR THE PROPOSAL.                     below.

                                            Return this stub in the enclosed
Dated:_________________________________     envelope with your completed proxy
Signature:_____________________________     card.
Signature if held jointly:_____________
                                            I/We do plan to attend
Please sign exactly as name appears.        the Special meeting.
When shares are held by joint tenants,
both should sign. When signing as an        Names of  persons attending:
attorney, executor, administrator,
trustee or guardian, please give full       --------------------------------
title as such. If a corporation,
please sign in full corporate name by       --------------------------------
President or other authorized officer.
If a partnership, please sign in            --------------------------------
partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

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